UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 13, 2026, Profusa, Inc. (the “Company”) received a letter (the “Transfer Confirmation Letter”) from the Hearings Advisor of The Nasdaq Stock Market LLC (“Nasdaq”) confirming that the Company has complied with the May 11, 2026 deadline to file an application to transfer to The Nasdaq Capital Market as required by the May 6, 2026 decision of the Nasdaq Hearings Panel (the “Panel”). Pursuant to the Transfer Confirmation Letter, the Company will be transferred to The Nasdaq Capital Market effective at the open of market on May 15, 2026.

As previously disclosed, on May 6, 2026, the Company received a decision letter (the “Decision Letter”) from the Panel granting the Company an exception to continue its listing on Nasdaq, subject to certain interim milestones in connection with the Company’s compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) and Nasdaq Listing Rule 5550(b)(2) (the “Equity Rule”) in lieu of compliance with the market value of listed securities alternative under Nasdaq Listing Rule 5550(b)(1). The Decision Letter also required the Company to take the action described above to file an application to transfer to The Nasdaq Capital Market by May 11, 2026.

The Company continues to evaluate the conditions set forth in the Decision Letter and intends to take the actions necessary to evidence compliance with all applicable listing criteria within the time periods specified by the Panel. There can be no assurance that the Company will be able to do so, or that the Company’s common stock will remain listed on The Nasdaq Capital Market.

On May 15, 2026, the Company issued a press release announcing the Transfer Confirmation Letter. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s transfer to The Nasdaq Capital Market, the Company’s plans and intentions to satisfy the conditions set forth in the Decision Letter, its efforts to regain compliance with Nasdaq listing standards, the timing and outcome of any reverse stock split, financings or other transactions, and the Company’s ability to maintain its Nasdaq listing. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in such statements, including but not limited to the Company’s ability to obtain the required stockholder approvals, execute its compliance plan within the timeframes specified by the Panel, effect and maintain compliance with the Bid Price Rule and other applicable listing requirements, complete anticipated transactions, and other factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2026	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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